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                       Exhibit #10.22

         Amended and Restated 1996 Stock Incentive Plan


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                               RISER FOODS, INC.
                              AMENDED AND RESTATED
                           1996 STOCK INCENTIVE PLAN


1. Definitions: As used herein, the following definitions shall apply:

(a) "Plan" shall mean the Riser Foods, Inc. Amended and Restated
1996 Stock Incentive Plan.

(b) "Corporation" shall mean Riser Foods, Inc., a Delaware corporation, or any successor thereof.

(c) "Committee" shall mean a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor rule, appointed by the Board of Directors of the Corporation to administer and interpret the Plan.

(d) "Participant" shall mean any individual designated by the Committee under Paragraph 6, for participation in the Plan.

(e) "Common Stock" shall mean the Class A, Common Stock, $.01 par value, of Riser Foods, Inc.

(f) "Non-Qualified Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

(g) "Incentive Option" shall mean an option to purchase Common
Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option set forth in Section 422 of the Code.

(h) "Stock appreciation right" shall mean a right to receive the appreciation in value of a specified number of shares of the Common Stock of the Corporation, as provided in Paragraph 12 hereof.

(i) "Restricted stock award" shall mean a grant of Common Stock of the Corporation which is subject to restrictions against transfer, forfeiture and such other terms and conditions determined by the Committee, as provided in Paragraph 18 hereof.

(j) "Fair Market Value" of a share of the Corporation's Common
Stock on any date shall mean (i) if the Common Stock is traded on an exchange, the mean of the high and low prices at which it is quoted or traded on such date on the exchange on which it generally has the greatest trading volume, or (ii) if the Common Stock is
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traded in the over-the-counter market, the mean between the asked and the bid prices on such date as reported by NASDAQ.

(k) "Non-Employee Director" shall mean a Non-Employee Director as defined in Rule 16b-3 promulgated under the Exchange Act.

     2. Purpose of Plan: The purpose of the Plan is to provide key employees (including officers and directors) of the Corporation and its subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its subsidiaries, to join the interests of key employees with the interests of the shareholders of the Corporation, and to facilitate attracting and retaining key employees of exceptional ability. For purposes of the Plan, a "subsidiary" shall mean a "subsidiary corporation" as defined in
Section 424(f) of the Code.

     3. Administration: The Plan shall be administered by the Committee; provided that if any member of the Committee is not a Non-Employee Director, then the Board of Directors shall approve the grant of any stock option, stock appreciation right or restricted stock award that the Committee proposes to make hereunder. The Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, stock appreciation rights and restricted stock, the amount of stock or right to be optioned or granted to each such person, and the terms and conditions of any stock options, stock appreciation rights and restricted stock. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. Acts approved by a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing by the Committee, shall be the acts of the Committee.

     4. Indemnification of Committee Members: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option, stock appreciation right or restricted stock granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in
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such action, suit or proceeding that such Committee member hasacted in bad faith; provided, however, that within sixty (60) days after receipt of notice of institution of any such action, suit or proceeding a Committee member shall offer the Corporation in writing the opportunity, at its own cost, to handle and defend the same.

     5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options or stock appreciation rights may be granted or which may be awarded as restricted stock under the Plan shall be 1,000,000 shares in the aggregate (subject to adjustment as set forth below) of Common Stock of the Corporation, which may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation. The number of shares with respect to which a stock appreciation right is granted, but not the number of shares which the Corporation delivers or could deliver to a Participant upon exercise of a stock appreciation right, shall be charged against the aggregate number of shares remaining available under the Plan; provided, however, that in the case of a stock appreciation right granted in conjunction with a stock option under circumstances in which the exercise of the stock appreciation right results in termination of the stock option and vice versa, only the number of shares subject to the stock option shall be charged against the aggregate number of shares remaining available under the Plan. If a stock option or stock appreciation right expires or terminates for any reason (other than termination as a result of the exercise of a related right) without having been fully exercised, or if shares of restricted stock are forfeited, the number of shares with respect to which the stock option or stock appreciation right were not exercised at the time of its expiration or termination, and the number of forfeited shares of restricted stock, shall again become available for the grant of stock options or stock appreciation rights or the award of restricted stock under the Plan.

     The number of shares subject to each outstanding stock option or stock appreciation right or restricted stock award, the option price with respect to outstanding stock options, the grant value with respect to outstanding stock appreciation rights, and the aggregate number of shares remaining available under the Plan shall be subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option, stock appreciation right, or restricted stock award.

     6. Participants: The Committee shall determine and designate from time to time, in its discretion, such key employees (including
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officers and directors) of the Corporation or any subsidiary toreceive stock options, stock appreciation rights or restricted stock, who in the judgment of the Committee are or will become responsible for the direction and financial success of the Corporation or any subsidiary.

     7. Written Agreement: Each stock option, stock appreciation right and restricted stock award shall be evidenced by a written agreement which shall contain such provisions as may be approved by the Committee. Such agreements shall constitute binding contracts between the Corporation and the Participant and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of the Plan and of the agreement. The terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions determined by the Committee, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

     8. Allotment of Shares: The Committee shall determine and fix the number of shares of stock with respect to which each Participant may be granted stock options and stock appreciation rights and the number of shares of restricted stock which each Participant may be awarded.

     9. Stock Options: Subject to the terms of the Plan, the Committee may grant to Participants either Incentive Options, Non-Qualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares covered thereby, if any, with respect to which the option is a Non-Qualified Option.

     10. Stock Option Price: The Committee shall establish, at the time any stock option is granted, the price per share for which the shares covered by the option may be purchased; provided, however, that if the option is an Incentive Option, such price shall not be less than 100% of the fair market value of the shares on the date on which the option is granted; provided, moreover, that with respect to an Incentive Option granted to a Participant who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent corporation (as defined in Section 424(e) of the Code) or subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted.

     11. Payment of Stock Option Price: At the time of the exercise in whole or in part of any stock option granted hereunder, payment of the option price in full in cash or, with the consent of the Committee, in Common Stock of the Corporation, shall be made by the
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Participant for all shares so purchased. No Participant shall have any of the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

     12. Stock Appreciation Rights: Subject to the terms of the Plan, the Committee may grant stock appreciation rights to Participants either in conjunction with, or independently of, any stock options granted under the Plan. A stock appreciation right granted in conjunction with a stock option may be an alternative right wherein the exercise of the stock option terminates the stock appreciation right to the extent of the number of shares purchased upon exercise of the stock option and, correspondingly, the exercise of the stock appreciation right terminates the stock option to the extent of the number of shares with respect to which the stock appreciation right is exercised. Alternatively, a stock appreciation right granted in conjunction with a stock option may be an additional right wherein both the stock appreciation right and the stock option may be exercised; provided, however, that a stock appreciation right may not be granted in conjunction with an Incentive Option under circumstances in which the exercise of the stock appreciation right affects the right to exercise the Incentive Option or vice versa, unless the stock appreciation right, by its terms, meets all of the following requirements:

     (a) The stock appreciation right will expire no later than the Incentive Option;

     (b) The stock appreciation right may be for no more than the difference between the option price of the Incentive Option and the fair market value of the shares subject to the Incentive Option at the time the stock appreciation right is exercised;

     (c) The stock appreciation right is transferable only when the Incentive Option is transferable, and under the same conditions;

     (d) The stock appreciation right may be exercised only when the Incentive Option is eligible to be exercised; and

     (e) The stock appreciation right may be exercised only when the fair market value of the shares subject to the Incentive Option exceeds the option price of the Incentive Option.

     Upon exercise of a stock appreciation right, a Participant shall be entitled to receive, without payment to the Corporation (except for applicable withholding taxes), an amount equal to the excess of (i) the then aggregate fair market value of the number of shares with respect to which the Participant exercises the stock

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appreciation right, over (ii) the aggregate stock option price for such number of shares (if the stock appreciation right is granted in conjunction with a stock option) or the aggregate fair market value of such number of shares at the time the stock appreciation right was granted (if the stock appreciation right is granted independently of any stock option). This amount shall be payable by the Corporation, in the sole discretion of the Committee, in cash, in shares of Common Stock of the Corporation or any combination thereof.

     13. Granting and Exercise of Stock Options and Stock Appreciation Rights: Each stock option and stock appreciation right granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Committee at the time of the grant; provided, however, that with respect to Incentive Options, the aggregate fair market value (determined as of the time of grant) of the stock with respect to which incentive stock options are exercisable for the first time by any one Participant during any calendar year under all plans maintained by the Corporation (and any parent or subsidiary corporations of the Corporation) shall not exceed $100,000; provided, moreover, that no stock appreciation right or stock option granted in conjunction therewith may be exercisable prior to the expiration of six months from the date of grant unless the Participant dies or becomes disabled prior thereto; provided, moreover, that if a Participant who is granted a stock appreciation right is a person who is regularly required to report his ownership and changes in ownership of Common Stock of the Corporation to the Securities and Exchange Commission and is subject to short-swing profit liability under the provisions of Section 16(b) of the Exchange Act, then any election to exercise as well as any actual exercise of his stock appreciation right shall be made only during the period beginning on the third business day and ending on the twelfth business day following the release for publication by the Corporation of quarterly or annual summary statements of sales and earnings.

     A Participant may exercise a stock option or stock appreciation right, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of a stock option, by full payment for the shares with respect to which the stock option is exercised. Except as provided in Paragraph 17, stock options and stock appreciation rights granted to a Participant may be exercised only while the Participant is an employee of the Corporation or a subsidiary.

     Successive stock options and stock appreciation rights may be granted to the same Participant, whether or not the stock option(s) and stock appreciation right(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option or a stock appreciation right (if granted in conjunction with a stock option or independently of any stock option), if then
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exercisable, notwithstanding that stock options and stock
appreciation rights previously granted to such Participant remain unexercised.

     14. Non-Transferability of Stock Options and Stock
Appreciation Rights:

         (a) No Incentive Option or stock appreciation right granted in conjunction with an Incentive Option shall be transferable by the Participant other than by will or the laws of descent and distribution, and each Incentive Option or stock appreciation right granted in conjunction with an Incentive
Option shall be exercisable during the Participant's lifetime only by the Participant.

         (b) A person that receives Non-Qualified Options or stock appreciation rights granted in conjunction with Non-Qualified Options under this Plan or such person's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such person's or beneficiary's Non-Qualified Options and related stock appreciation rights received under this Plan only as follows: (i) to the spouse or any children or grandchildren of such Participant under this Plan; (ii) as a charitable contribution or gift to or for the use of any person or entity described in Section 170(c) of the Code; (iii) to any "Controlled Entity," as defined below; or (iv) by will or the laws of intestate succession. "Controlled Entity" shall mean any trust, partnership, limited liability company or other entity in which a Participant acts as trustee, managing partner, managing member or otherwise controls; provided that, to the extent any grant of a stock option or stock appreciation right received under this Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such grant.

     15. Term of Stock Options and Stock Appreciation Rights: If not sooner terminated, each stock option and stock appreciation right granted hereunder shall expire not more than ten (l0) years from the date of the granting thereof; provided, however, that with respect to an Incentive Option or a related stock appreciation right granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 425(d) of the Code) more than l0% of the total combined voting stock of all classes of stock of the Corporation or of any parent or subsidiary, such option and stock appreciation right shall expire not more than five (5) years after the date of granting thereof.

     16. Continuation of Employment: The Committee may require, in its discretion, that any Participant under the Plan to whom a stock option or stock appreciation right shall be granted shall agree in writing as a condition of the granting of such stock option or
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stock appreciation right to remain in the employ of the Corporation or a subsidiary for a designated minimum period from the date of the granting of such stock option or stock appreciation right as shall be fixed by the Committee.

     17. Termination of Employment: If the employment of a Participant by the Corporation or a subsidiary shall be terminated, the Committee may, in its discretion, permit the exercise of stock options and stock appreciation rights granted to such Participant for a period not to exceed one year following such termination of employment; provided, however, that no Incentive Option or related stock appreciation right may be exercised after three months following a Participant's termination of employment, unless such termination of employment is due to the Participant's death or permanent disability, in which event the Incentive Option and related stock appreciation right may be permitted to be exercised for up to one year following the Participant's termination of employment for such reason. In no event, however, shall a stock option or stock appreciation right be exercisable subsequent to its expiration date and, furthermore, a stock option or stock appreciation right may only be exercised after termination of a Participant's employment to the extent exercisable on the date of termination of employment.

     18. Restricted Stock Awards: Subject to the terms of the Plan, the Committee may grant shares of restricted stock to Participants. All shares of restricted stock granted to Participants under the Plan shall be subject to the following terms and conditions (and to such other terms and conditions prescribed by the Committee):

         (a) At the time of each award of restricted shares, the Committee shall establish for the shares a restricted period. Such restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award.

         (b) Shares of restricted stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a stockholder in respect of restricted shares awarded to him including, but not limited to, the right to receive dividends on, and the right to vote, the shares.

         (c) If a Participant ceases to be employed by the Corporation or a subsidiary for any reason other than death or permanent disability, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by Paragraph 18(b) shall upon such termination of employment be forfeited and transferred back to the Corporation, without payment
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of any consideration by the Corporation; provided, however, that in the event such employment is terminated by action of the Corporation or a subsidiary without cause or by agreement between the Corporation or a subsidiary and the Participant, the Committee may, in its discretion, release some or all of the shares from the restrictions.

         (d) If a Participant ceases to be employed by the Corporation or a subsidiary by reason of death or permanent disability, the restrictions imposed by Paragraph 18 shall lapse with respect to shares then subject to such restrictions, unless otherwise determined by the Committee.

         (e) Stock certificates shall be issued in respect of shares of restricted stock awarded hereunder and shall be registered in the name of the Participant. Such certificates shall be deposited with the Corporation or its designee, together with a stock power endorsed in blank, and, in the discretion of the Committee a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture.

         (f) At the expiration of the restricted period applicable to the shares, the Corporation shall deliver to the Participant or the legal representative of the Participant's estate the stock certificates deposited with it or its designee and as to which the restricted period has expired. If a legend has been placed on such certificates, the Corporation shall cause such certificates to be reissued without the legend. In the case of events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation, any stock, securities or other property which a Participant receives or is entitled to receive by reason of his ownership of restricted shares shall, unless otherwise determined by the Committee, be subject to the same restrictions applicable to the restricted shares and shall be deposited with the Corporation or its designee.

         19. Investment Purpose: If the Committee in its discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of stock hereunder (whether by reason of the exercise of stock options or stock appreciation rights or the award of restricted shares), to execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to
(a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with
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respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant.

         20. Rights to Continued Employment: Nothing contained in the Plan or in any stock option, stock appreciation right or restricted stock granted or awarded pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right or entitlement with respect to continuation of employment by the Corporation or a subsidiary nor interfere in any way with the right of the Corporation or a subsidiary to terminate such person's employment at any time.

         21. Withholding Payments: If upon the exercise of a Non-Qualified Option or stock appreciation right, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Corporation or a subsidiary any amount for income tax withholding, either the Corporation shall appropriately reduce the amount of stock or cash to be paid to the Participant or the Participant shall pay such amount to the Corporation or subsidiary to reimburse it for such income tax withholding.

         22. Effectiveness of Plan: The Plan shall be effective on the date the Board of Directors of the Corporation adopts the Plan, provided that the shareholders of the Corporation ratify the Plan within twelve (12) months of its adoption by the Board of Directors. Stock options, stock appreciation rights and restricted stock may be granted or awarded prior to shareholder ratification of the Plan, but each such stock option, stock appreciation right or restricted stock grant or award shall be subject to the shareholder ratification of the Plan. No stock option or stock appreciation right may be exercised prior to shareholder ratification, and any restricted stock awarded is subject to forfeiture if such shareholder ratification is not obtained.

         23. Termination, Duration and Amendments of Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated, the Plan shall terminate on the date ten years after its adoption by the Board of Directors, and no stock options, stock appreciation rights or restricted stock may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any
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stock option, stock appreciation rights or restricted stock outstanding on the date of termination.

         For purposes of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan at any time; provided, however, that no such amendment or revision shall (i) increase the maximum number of shares in the aggregate which are subject to the Plan (subject, however, to the provisions of Paragraph 5), change the class of persons eligible to be Participants under the Plan or materially increase the benefits accruing to Participants under the Plan, without approval or ratification of the shareholders of the Corporation; or (ii) change the stock option price (except as contemplated by Paragraph 5) or alter or impair any stock option, stock appreciation right, or restricted stock which shall have been previously granted or awarded under the Plan, without the consent of the holder thereof.

         As adopted by the Board of Directors on October 9, 1996.








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